EXHIBIT 10.251

                             Dated November 12, 2002



                       LIGAND PHARMACEUTICALS INCORPORATED

                        ELAN INTERNATIONAL SERVICES, LTD.

                                       AND

                              ELAN CORPORATION PLC





                          SECURITIES PURCHASE AGREEMENT

                          SECURITIES PURCHASE AGREEMENT


     THIS SECURITIES PURCHASE AGREEMENT (this "Agreement") is made on the 12th day of November, 2002, by and between Ligand Pharmaceuticals Incorporated, a Delaware corporation (the "Company"), Elan International Services, Ltd., a Bermuda exempted company ("EIS"), and Elan Corporation plc, a public company organized under the laws of the Republic of Ireland ("Elan"). Elan is made a party to this Agreement with respect only to Sections 3 and 7 of this Agreement.

                                    RECITALS

     WHEREAS, concurrently with the execution of this Agreement, the Company and Elan are entering into an Amended and Restated Licence and Supply Agreement (the "Supply Agreement"); and

     WHEREAS, the Company desires to purchase, and EIS desires to sell, 2,222,222 shares (the "Shares") of the Company's common stock, par value $0.001 per share ("Common Stock"), beneficially held by EIS as of the date of this Agreement.

         THE PARTIES HEREBY AGREE AS FOLLOWS:

     1. PURCHASE AND SALE OF SHARES.

          1.1 PURCHASE AND SALE. Subject to the terms and conditions of this Agreement, the Company agrees to purchase at the Closing (as defined below), and EIS agrees to sell to the Company at the Closing, for an aggregate purchase price of Nineteen Million, Nine Hundred Ninety-Nine Thousand, Nine Hundred Ninety-Eight U.S. Dollars (US$19,999,998) (the "Purchase Price"), the Shares.

          1.2 CLOSING. The purchase and sale of the Shares shall take place at the offices of Clifford Chance US LLP, 3811 Valley Centre Drive, Suite 200, San Diego, California 92130, on the date which is ninety (90) days after the effective date of this agreement, or at such other time and place as the Company and EIS shall agree upon in writing (the "Closing"). At the Closing, EIS shall deliver to the Company (a) a certificate or certificates representing 1,947,379 of the Shares (the "Certificate(s)"), together with EIS's endorsement or appropriate stock powers duly executed in blank, and (b) an Affidavit of Lost Stock Certificate (the "Affidavit") substantially in the form attached hereto as EXHIBIT A in lieu of a certificate representing 274,843 Shares, against payment of the Purchase Price therefor by wire transfer of immediately available funds to an account designated by EIS no later than three (3) business days in advance of the Closing. In the event that the number of shares of Common Stock represented by the Certificate(s) and the Affidavit is in excess of the total number of Shares being purchased pursuant to this Agreement, the Company will cause a new certificate to be issued to EIS representing a number of shares equal to such excess.

     2. REPRESENTATIONS, WARRANTIES AND COVENANTS OF EIS. EIS hereby represents, warrants and covenants that:

          2.1 ORGANIZATION. EIS is a Bermuda exempted company duly organized, validly existing and in good standing under the laws of Bermuda.

          2.2 CONSENTS AND APPROVALS. All governmental and other consents, approvals, authorizations and orders and any other actions necessary for (a) the consummation by EIS of the transactions contemplated by this Agreement and (b) the execution, delivery and performance by EIS of this Agreement have been obtained or made and are in full force and effect; EIS has full right, power and authority to enter into this Agreement, to sell, assign, transfer and deliver the Shares to the Company and to carry out all of the actions contemplated hereunder.

          2.3 DUE AUTHORIZATION. This Agreement has been duly authorized, executed and delivered by EIS and constitutes a valid and legally binding obligation of EIS, enforceable against EIS in accordance with its terms, except as the enforceability hereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws of general applicability affecting creditors' rights and by equitable principles of general applicability (regardless of whether enforcement is sought in a proceeding in equity or at law), including, without limitation, (a) the possible unavailability of specific performance, injunctive relief or any other equitable remedy, (b) concepts of materiality, reasonableness, good faith and fair dealing and (c) possible judicial action giving effect to foreign governmental actions or foreign laws.

          2.4 NO CONFLICTS. The sale of the Shares by EIS hereunder, the compliance by EIS with all of the provisions of this Agreement and the consummation of the transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of EIS under, (a) any contract, indenture, mortgage, deed of trust, loan agreement, note, lease, joint venture or partnership agreement or other instrument or agreement to which EIS is a party, or by which EIS is or may be bound or to which any property or assets of EIS is or are subject, (b) any charter or by-laws of EIS or (c) any statute, law, rule, order, administrative regulation, injunction or decree of any court or administrative or governmental agency or body having jurisdiction over EIS, except to the extent that such conflict, breach, violation, default, creation or imposition, individually and in the aggregate, would not have a material adverse effect on the ability of EIS to perform its obligations hereunder.

          2.5 LITIGATION. There has not been instituted and there is not pending any suit, action or proceeding by any governmental or regulatory authority as a result of this Agreement or any of the transactions contemplated hereby which questions the validity or legality of the transactions contemplated by this Agreement.

          2.6 TITLE. EIS has, and immediately prior to the Closing EIS will have, good and valid title to the Shares to be sold by EIS hereunder, free and clear of all security interests, mortgages, pledges, liens, encumbrances, claims and equities; upon delivery of such Shares and payment therefor pursuant hereto, good and valid title to such Shares, free and clear of all security interests, mortgages, pledges, liens, encumbrances, claims and equities, will pass to the Company.

          2.7 LOCK-UP. During the period beginning on the date of this Agreement and continuing to and including the date that is 180 days after such date, neither EIS nor any of its affiliates shall, directly or indirectly, without the prior written consent of the Company, sell, offer to sell, contract to sell (including, without limitation, any short sale, loan or pledge), grant any option to purchase or otherwise dispose of any securities of the Company held by it at any time during such period; provided, however, that (a) any of such entities may dispose of securities in private placements in reliance on the so-called "4(1-1/2)" exemption under the Securities Act of 1933, as amended, in which the transferee agrees to be bound by the provisions of this Section 2.7 and (b) EIS may sell 416,667 shares of Common Stock the resale of which is currently registered under that certain registration statement on Form S-3 (File no. 333-53992) filed by the Company with the U.S. Securities and Exchange Commission.

          2.8 STANDSTILL. During the period beginning on the date of this Agreement and continuing to and including the date that is 180 days after such date, neither EIS nor any of its affiliates shall, directly or indirectly, without the prior written consent of the Company, acquire, offer to acquire or agree to acquire, by purchase or otherwise, beneficial ownership of any of the Company's securities.

          2.9 TAX COMPLIANCE. In order to document the Company's compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated, EIS will (and will cause any Permitted Transferee to, as applicable) deliver to the Company prior to or at the Closing a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

     3. REPRESENTATIONS, WARRANTIES AND COVENANTS OF ELAN. Elan hereby represents, warrants and covenants that:

          3.1 ORGANIZATION. Elan is a public limited company duly organized, validly existing and in good standing under the laws of the Republic of Ireland.

          3.2 CONSENTS AND APPROVALS. All governmental and other consents, approvals, authorizations and orders and any other actions necessary for the execution, delivery and performance by Elan of this Agreement have been obtained or made and are in full force and effect; Elan has full right, power and authority to enter into this Agreement and to carry out all of the actions contemplated hereunder.

          3.3 DUE AUTHORIZATION. This Agreement has been duly authorized, executed and delivered by Elan and constitutes a valid and legally binding obligation of Elan, enforceable against Elan in accordance with its terms, except as the enforceability hereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws of general applicability affecting creditors' rights and by equitable principles of general applicability (regardless of whether enforcement is sought in a proceeding in equity or at law), including, without limitation, (a) the possible unavailability of specific performance, injunctive relief or any other equitable remedy, (b) concepts of materiality, reasonableness, good faith and fair dealing and (c) possible judicial action giving effect to foreign governmental actions or foreign laws.

          3.4 NO CONFLICTS. The compliance by Elan with all of the provisions of this Agreement and the consummation of the transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of Elan under,
(a) any contract, indenture, mortgage, deed of trust, loan agreement, note, lease, joint venture or partnership agreement or other instrument or agreement to which Elan is a party, or by which Elan is or may be bound or to which any property or assets of Elan is or are subject, (b) any charter or by-laws of Elan or (c) any statute, law, rule, order, administrative regulation, injunction or decree of any court or administrative or governmental agency or body having jurisdiction over Elan, except to the extent that such conflict, breach, violation, default, creation or imposition, individually and in the aggregate, would not have a material adverse effect on the ability of Elan to perform its obligations hereunder.

          3.5 LITIGATION. There has not been instituted and there is not pending any suit, action or proceeding by any governmental or regulatory authority as a result of this Agreement or any of the transactions contemplated hereby which questions the validity or legality of the transactions contemplated by this Agreement.

          3.6 LOCK-UP. During the period beginning on the date of this Agreement and continuing to and including the date that is 180 days after such date, neither Elan nor any of its affiliates shall, directly or indirectly, without the prior written consent of the Company, sell, offer to sell, contract to sell (including, without limitation, any short sale, loan or pledge), grant any option to purchase or otherwise dispose of any securities of the Company held by it at any time during such period; provided, however, that (a) any of such entities may dispose of securities in private placements in reliance on the so-called "4(1-1/2)" exemption under the Securities Act of 1933, as amended, in which the transferee agrees to be bound by the provisions of this Section 3.6 and (b) EIS may sell 416,667 shares of Common Stock the resale of which is currently registered under that certain registration statement on Form S-3 (File no. 333-53992) filed by the Company with the U.S. Securities and Exchange Commission.

          3.7 STANDSTILL. During the period beginning on the date of this Agreement and continuing to and including the date that is 180 days after such date, neither of Elan nor any of its affiliates shall, directly or indirectly, without the prior written consent of the Company, acquire, offer to acquire or agree to acquire, by purchase or otherwise, beneficial ownership of any of the Company's securities.

     4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants that:

          4.1 ORGANIZATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the Delaware.

          4.2 CONSENTS AND APPROVALS. All governmental and other consents, approvals, authorizations and orders and any other actions necessary for (a) the consummation by the Company of the transactions contemplated by this Agreement and (b) the execution, delivery and performance by the Company of this Agreement and have been obtained or made and are in full force and effect; the Company has full right, power and authority to enter into this Agreement, to purchase the Shares and to carry out all of the actions contemplated hereunder.

          4.3 DUE AUTHORIZATION. This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except as the enforceability hereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws of general applicability affecting creditors' rights and by equitable principles of general applicability (regardless of whether enforcement is sought in a proceeding in equity or at law), including, without limitation,
(a) the possible unavailability of specific performance, injunctive relief or any other equitable remedy, (b) concepts of materiality, reasonableness, good faith and fair dealing and (c) possible judicial action giving effect to foreign governmental actions or foreign laws.

          4.4 NO CONFLICTS. The purchase of the Shares by the Company hereunder and the compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company under, (a) any contract, indenture, mortgage, deed of trust, loan agreement, note, lease, joint venture or partnership agreement or other instrument or agreement to which the Company is a party, or by which the Company is or may be bound or to which any property or assets of the Company is or are subject, (b) the charter or by-laws of the Company or (c) any statute, law, rule, order, administrative regulation, injunction or decree of any court or administrative or governmental agency or body having jurisdiction over the Company, except to the extent that such conflict, breach, violation, default, creation or imposition, individually and in the aggregate, would not have a material adverse effect on the ability of the Company to perform its obligations hereunder.

          4.5 LITIGATION. There has not been instituted and there is not pending any suit, action or proceeding by any governmental or regulatory authority as a result of this Agreement or any of the transactions contemplated hereby which questions the validity or legality of the transactions contemplated by this Agreement.

     5. CONDITIONS OF EIS'S OBLIGATIONS AT CLOSING. The obligations of EIS under
Section 1.2 are subject to the fulfillment at or before the Closing of each of the following conditions, the waiver of which shall not be effective without EIS's consent:

          5.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company contained in Section 4 shall be true at and as of the Closing with the same effect as though such representations and warranties had been made at and as of the date of such Closing.

          5.2 PERFORMANCE. The Company shall have performed and complied in all material respects with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it at or before the Closing.

          5.3 COMPLIANCE CERTIFICATE. The President of the Company shall deliver to EIS at the Closing a certificate stating that the conditions specified in Sections 5.1 and 5.2 have been fulfilled.

          5.4 QUALIFICATIONS. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required for the lawful purchase and sale of the Shares pursuant to this Agreement shall be duly obtained and effective as of the Closing (except for such as may be properly obtained subsequent to the Closing).

          5.5 PAYMENT OF PURCHASE PRICE. The Company shall have delivered the Purchase Price.

     6. CONDITIONS OF THE COMPANY'S OBLIGATIONS AT CLOSING. The obligations of the Company under Section 1.2 are subject to the fulfillment at or before the Closing of each of the following conditions, the waiver of which shall not be effective without the Company's consent:

          6.1 REPRESENTATIONS AND WARRANTIES OF EIS. The representations and warranties of EIS contained in Section 2 shall be true at and as of the Closing with the same effect as though such representations and warranties had been made at and as of the date of such Closing.

          6.2 REPRESENTATIONS AND WARRANTIES OF ELAN. The representations and warranties of Elan contained in Section 3 shall be true at and as of the Closing with the same effect as though such representations and warranties had been made at and as of the date of such Closing.

          6.3 PERFORMANCE BY EIS. EIS shall have performed and complied in all material respects with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it at or before the Closing.

          6.4 PERFORMANCE BY ELAN. Elan shall have performed and complied in all material respects with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it at or before the Closing.

          6.5 EIS COMPLIANCE CERTIFICATE. The President, Vice President or Chief Financial Officer of EIS shall deliver to the Company at the Closing a certificate stating that the conditions specified in Sections 6.1 and 6.3 have been fulfilled.

          6.6 ELAN COMPLIANCE CERTIFICATE. The President, Vice President or Chief Financial Officer of Elan shall deliver to the Company at the Closing a certificate stating that the conditions specified in Sections 6.2 and 6.4 have been fulfilled.

          6.7 QUALIFICATIONS. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required for the lawful purchase and sale of the Shares pursuant to this Agreement shall be duly obtained and effective as of the Closing (except for such as may be properly obtained subsequent to the Closing).

          6.8 DELIVERY OF SHARES. EIS shall have delivered to the Company the Certificate(s), together with EIS's endorsement or appropriate stock powers duly executed in blank, and the Affidavit.

     7. MISCELLANEOUS.

          7.1 SURVIVAL. The representations, warranties and covenants of the Company, EIS and Elan contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing.

          7.2 SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto or their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          7.3 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of New York as applied to agreements among New York residents entered into and to be performed entirely within New York.

          7.4 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

          7.5 NOTICES. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified; (ii) when sent by confirmed facsimile if sent during normal business hours of the recipient, if not, then on the next business day; or (iii) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the address as set forth on the signature page hereof or at such other address as such party may designate by ten days advance written notice to the other parties hereto.

          7.6 EXPENSES. Irrespective of whether the Closing is effected, each party hereto shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

          7.7 AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the parties hereto.

          7.8 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision or provisions shall be excluded from this Agreement, and the balance of the Agreement shall be interpreted as if such provision or provisions were so excluded and shall be enforceable in accordance with its terms.

          7.9 ENTIRE AGREEMENT. This Agreement and the documents referred to herein constitute the entire agreement among the parties with respect to the subject matter of this Agreement, and no party shall be liable or bound to any other party in any manner by any representations, warranties or covenants relating to such subject matter except as specifically set forth herein or therein.

          7.10 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


                  [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

                [SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                         LIGAND PHARMACEUTICALS INCORPORATED

                         By: /S/DAVID E. ROBINSON
                         -----------------------------------
                         Name: David E. Robinson
                         Title: President & CEO

                         Address:          12075 Science Center Drive
                                           San Diego, CA  92121



                        ELAN INTERNATIONAL SERVICES, LTD.

                         By: /S/KEVIN INSLEY
                         -----------------------------------
                         Name:
                         Title:

                         Address:



                         By: /S/KEVIN INSLEY
                         -----------------------------------
                         Name:
                         Title:

                         Address:




                [SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

                                    EXHIBIT A

                  FORM OF AFFIDAVIT RE: LOST STOCK CERTIFICATE

     The undersigned, a holder of shares of common stock, par value $0.001 per share ("Common Stock"), of Ligand Pharmaceuticals Incorporated, a Delaware corporation (the "Company"), hereby represents, warrants and agrees as follows:

     1. The undersigned is the sole record and beneficial owner of 274,843 shares of Common Stock represented by the certificate described below. Said certificate has been lost. The undersigned has diligently searched for the original certificate. The facts and circumstances relating to the loss of this certificate are:

     2. Said certificate was dated December 20, 2001, numbered SB11503, and was issued and registered in the name of the undersigned, representing 274,843 shares of Common Stock.

     3. The undersigned has not assigned, endorsed, transferred, hypothecated or in any way disposed of said certificate.

     4. The undersigned does not know of any person, firm or corporation that claims, or may claim, any interest in said certificate.

     5. If the undersigned finds or recovers the original certificate, the undersigned will immediately surrender it to the Company for cancellation without receiving any consideration therefor.

     6. The undersigned hereby agrees to indemnify the Company, and its successors and assigns, from and against any loss, expense (including reasonable attorneys' fees) or liability arising from any claim that may be made against it on account of the loss of the certificate described above or the issuance of a new certificate representing the same underlying shares (except for any such loss, expense or liability resulting from the gross negligence or willful misconduct of the Company or its representatives).

     The undersigned hereby declares under penalty of perjury that the foregoing matters are true of its own knowledge, and that this affidavit was executed in __________________ on the date set forth above.


Dated: November 12, 2002


                         ELAN INTERNATIONAL SERVICES, LTD.

                         By:
                         -----------------------------------
                         Name:
                         Title:

                         Address: